UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021 (March 25, 2021)

Newbury Street Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40251	85-3985188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Newbury Street

Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 893-3057

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	NBSTU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	NBST	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	NBSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 25, 2021, Newbury Street Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 12,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) and one-half of one redeemable warrant of the Company (each warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $120,000,000. In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 1,800,000 additional units (the “Over-Allotment Units”) to cover over-allotments, if any. On March 30, 2021, the Underwriters exercised the Over-Allotment Option in part and purchased an additional 843,937 Over-Allotment Units, generating gross proceeds of $8,439,370.

On March 25, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 390,000 units (the “Placement Units”) to Newbury Street Acquisition Sponsor LLC, the Company’s sponsor (the “Sponsor”) and EarlyBirdCapital, Inc. (“EBC”) (340,000 Placement Units to the Sponsor and 50,000 to EBC) at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $3,900,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 16,879 Placement Units to the Sponsor and EBC (14,715 Placement Units to the Sponsor and 2,164 to EBC) at a purchase price of $10.00 per Placement Unit, generating gross proceeds of $168,790.

As of March 30, 2021, a total of $128,439,370 out of the proceeds from the IPO and the sales of Placement Units (including the exercise of the Over-Allotment Option) was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 25, 2021 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement (including the proceeds from the sale of the Over-Allotment Units and the concurrent private placement) has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newbury Street Acquisition Corporation

	By:	/s/ Thomas Bushey
		Name:	Thomas Bushey
		Title:	Chief Executive Officer

Dated: March 31, 2021